UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2011

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27188	33-0557266
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer identification number)

10188 Telesis Court, San Diego, California 92121-1761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 799-5000

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 25, 2011, the Superior Court of the State of California, County of Santa Clara (the “Court”) gave preliminary approval to a settlement (the “Proposed Settlement”) of the class action litigation previously disclosed in the periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) by each of Accelrys, Inc. (the “Company”) and Symyx Technologies, Inc. (“Symyx”), including the action entitled In Re Symyx Technologies Inc. Shareholder Litigation, Case No. 1-10-CV-16862 (including consolidated actions: Price v. Goldwasser, et al., Case No: 1-10-CV168621; Joseph v. Goldwasser, et al, Case No: 1-10-CV-168992; Meeks v. Symyx Technologies, Inc., Case No: 1-10-CV-168988; and Woelfel v. Goldwasser et al., Case No: 1-10-CV-169334) (collectively, the “Derivative Lawsuits”). The Derivative Lawsuits were brought, purportedly on behalf of the stockholders of Symyx, against Symyx and its directors and certain executive officers, the Company and Alto Merger Sub, Inc., a wholly-owned subsidiary of the Company (collectively, the “Defendants”). If approved by the Court at a hearing currently scheduled to take place on April 22, 2011, the Proposed Settlement will result in the dismissal with prejudice of all Derivative Lawsuits, in exchange for supplemental disclosures previously made by Symyx in its Current Report on Form 8-K filed with the SEC June 23, 2010 and payment by the Defendants of attorneys’ fees awarded to the plaintiffs’ attorneys, if any. The terms of the Proposed Settlement are described in the Notice of Pendency and Proposed Settlement (the “Notice”), a copy of which will be posted on the Company’s website at www.accelrys.com by March 7, 2011. The Notice also provides information regarding how an opposition to the Proposed Settlement may be filed with the Court. With the exception of attorneys’ fees, the Proposed Settlement does not contemplate payment of any monetary judgment by the Defendants and all Defendants have denied and continue to deny any and all liability in connection with the allegations made in the Derivative Lawsuits.

At the direction of the Court, a copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Class Members (as defined in the Notice) are urged to read the Notice carefully and in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K, including statements regarding the final approval of the Proposed Settlement, are forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially, including the risks that the Proposed Settlement will not be approved by the Court. Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended March 31, 2010, quarterly reports on Form 10-Q and current reports on Form 8-K. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in its forward-looking statements, and the Company disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

By:	/s/ David R. Mersten
David R. Mersten
Senior Vice President, General Counsel
and Secretary

Date: March 4, 2011

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